Supplement to the
Fidelity® Four-in-One Index Fund
April 29, 2015
Prospectus

The following information replaces similar information found in the "Fund Summary" section on page 3.

Annual operating expenses
(expenses that you pay each year as a % of the value of your investment)

Management fee	0.10%
Distribution and/or Service (12b-1) fees	None
Other expenses	0.00%
Acquired fund fees and expenses	0.14%
Total annual operating expensesA	0.24%
Fee waiver and/or expense reimbursementB	0.02%
Total annual operating expenses after fee waiver and/or expense reimbursementA	0.22%

A Differs from the ratios of expenses to average net assets in the Financial Highlights section of the prospectus because of acquired fund fees and expenses. As a result, the total annual operating expenses after fee waiver and/or expense reimbursement in the fee table exceed the contractual expense limitation of the fund.

B Fidelity Management & Research Company (FMR) has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, certain taxes, certain securities lending costs, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any), as a percentage of its average net assets, exceed 0.08%. This arrangement will remain in effect through April 30, 2016. FMR may not terminate this arrangement before the expiration date without the approval of the Board of Trustees.

IDV-15-01  July 16, 2015
1.729987.125